UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

Filed by the Registrant	Filed by a Party other than the Registrant

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Preliminary Proxy Statement
Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to §240.14a-12

ULTRAGENYX PHARMACEUTICAL INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! ULTRAGENYX PHARMACEUTICAL INC. 2026 Annual Meeting Vote by May 13, 2026 11:59 PM ET ULTRAGENYX PHARMACEUTICAL INC.60 LEVERONI COURTNOVATO, CA 94949 V91920-P47045 You invested in ULTRAGENYX PHARMACEUTICAL INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 14, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2025 online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3)send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.comControl # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 14, 2026 8:30 a.m., Pacific Time Virtually at:www.virtualshareholdermeeting.com/RARE2026 *Please check the meeting materials for any special requirements for meeting attendance.

026. For 4. Advisory (non-binding) vote to approve the compensation of our named executive officers. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V66149-P28016